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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   April 10, 2002
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                               CBRL GROUP, INC.


          Tennessee                   0-25225                 62-1749513
          ---------                   -------                 ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                  305 Hartmann Drive, Lebanon, Tennessee 37087

                               (615) 444-5533


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


ITEM 9.  REGULATION FD DISCLOSURE.

     On April 10, 2002, CBRL Group, Inc. issued the press release attached as
Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the April 9, 2002 closing of the over-allotment option granted in connection with its previously announced offering of 30-year 3.0% zero coupon senior notes, which closed on April 3, 2002.











                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 12, 2002              CBRL GROUP, INC.


                                      By:    /s/ James F. Blackstock
                                             --------------------------------
                                      Name:  James F. Blackstock
                                      Title: Senior Vice President, Secretary
                                             and General Counsel









                                EXHIBIT INDEX

Exhibit No.      Description                                         Page No.
-----------      -----------                                         --------

99               Press Release issued by CBRL Group, Inc. on            5
                 April 10, 2002.